EXHIBIT 10.1(e)
                                                                 ---------------

                                 THIRD AMENDMENT
                               TO REVOLVING CREDIT
                           AND PARTICIPATION AGREEMENT

          This THIRD AMENDMENT TO REVOLVING CREDIT AND PARTICIPATION AGREEMENT (this "Third Amendment") is dated as of December 20, 2001 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), the Loan Parties listed on the signature pages hereof, the financial institutions parties hereto (each a "Lender" and collectively, the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Revolving Credit and Participation Agreement dated as of March 14, 2001 (as amended, restated, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"), by and among Borrowers, the Lenders listed therein as Lenders, Administrative Agent and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, Borrowers and Lenders desire to amend the Credit Agreement to
(i) change the "Cumulative Allowable Cash Usage" set forth in the Monthly Budget for December 2001 and January 2002; (ii) require Borrowers to deliver to the Lenders a weekly budget through January 31, 2002; (iii) change the maximum Consolidated Leverage Ratio through January 2002; and (iv) make certain other amendments as set forth below;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

          1.1 Provisions Relating to Defined Terms.

          Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

          "Budget Period" means December 15, 2001 through January 31, 2002.

          "Operational Expenditure Variance Allowance" means $1,000,000.

          "Third Amendment" means that certain Third Amendment to Revolving Credit and Participation Agreement dated as of December 20, 2001 by and among Borrowers, the Subsidiary Guarantors and the Lenders and Agents party thereto.

          "Third Amendment Effective Date" has the meaning assigned to that term in Section 4.8 of the Third Amendment.

          "Weekly Budget" means the consolidated cash forecast annexed hereto as
Schedule 6.19 with respect to each week commencing during the Budget Period, with items corresponding to those in the 13-Week Rolling Forecast and setting forth a "minimum cash balance" for each such week.

          1.2 Provision Relating to Revolving Loans.

          Subsection 2.2A of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (i) of the last sentence thereof, (ii) deleting the "." at the end of clause (ii) of the last sentence thereof and substituting therefor "; and", and (iii) adding the following new clause (iii) at the end of the last sentence thereof:

          "(iii) In no event shall any Revolving Lender be obligated to make a Revolving Loan on any Funding Date (other than Revolving Loans made pursuant to subsection 3.3B) unless Revolving Lenders having or holding 80% or more of the aggregate Revolving Loan Exposure shall have consented, in connection with the delivery by Borrowers of the relevant Notice of Borrowing, to the borrowing of Revolving Loans proposed to be made by Borrowers on such Funding Date."

          1.3 Provisions Relating to Fees.

          Section 2 of the Credit Agreement is hereby further amended by renumbering subsection 2.5H thereof as subsection 2.5I and adding immediately after subsection 2.5G thereof the following new subsection 2.5H:

          "H. Third Amendment Fees. Borrowers agree to pay to Administrative Agent, for distribution to each Lender that has executed and delivered a counterpart of the Third Amendment prior to 3:00 p.m. (New York City time) on December 21, 2001, an amendment fee equal to 0.125% of the sum of such Lender's Pooled Facility Exposure, Revolving Loan Exposure and Opt-Out Facility Exposure, in each case calculated as of the Third Amendment Effective Date. Such fee shall be earned by each such Lender on the Third Amendment Effective Date and shall be payable on the Maturity Date.".

          1.4 Provisions Relating to Additional Collateral.

          Section 6 of the Credit Agreement is hereby amended by adding the following new subsections 6.17 and 6.18 at the end thereof:

          "6.17 Additional Collateral.

          Borrowers shall (a) cooperate and use reasonable best efforts with Agents in identifying unencumbered assets and (b) make all filings and take all other actions necessary or desirable, or that Administrative Agent may reasonably request, to create a valid and perfected First Priority Lien on such assets.

          6.18 Repatriation of Foreign Cash.

          Borrowers shall (i) use reasonable best efforts to repatriate to the Cash Collateral Account all cash maintained in foreign jurisdictions (except to the extent that such repatriation would constitute a material violation of (a) a valid and enforceable Contractual Obligation in favor of or for the benefit of a Person other than Company or any of its Subsidiaries and their respective Affiliates for which the required consents have not been obtained or (b) applicable law affecting the relevant Subsidiary of Company) no later than January 25, 2002, and (ii) as soon as practicable and in any event no later than January 15, 2002, provide Lenders with an analysis with respect to the tax consequences of such repatriation in form and substance satisfactory to the Agents, their counsel and Ernst & Young Corporate Finance LLC.".

          1.5 Provision Relating to Indebtedness.

          Subsection 7.1 of the Credit Agreement is hereby amended by adding the following paragraph at the end thereof:

          "Notwithstanding anything to the contrary contained herein, Borrowers shall not incur any Indebtedness for borrowed money (other than intercompany Indebtedness among Borrowers and their Subsidiaries otherwise permitted under subsection 7.1) during the period from the Third Amendment Effective Date to and including January 31, 2002.".

          1.6 Provision Relating to Leverage Ratio Covenant.

          Subsection 7.6B of the Credit Agreement is hereby amended by (i) deleting from the table contained therein the reference to "Fiscal Quarter ending December 31, 2001" and substituting therefor "October 1, 2001 to December 15, 2001", (ii) deleting from the table contained therein the reference to "Fiscal Quarter ending March 31, 2002" and substituting therefor "February 1, 2002 through March 31, 2002", and (iii) inserting in such table, immediately prior to the row amended pursuant to the preceding clause (ii), the following new row:

          "December 15, 2001 through January 31, 2002              3.33:1.00".

          1.7 Provision Relating to Monthly Budget Covenant.

          Subsection 7.8C of the Credit Agreement is hereby amended by inserting the following phrase immediately prior to the ";" at the beginning of the proviso contained therein:

          ", it being understood that compliance with this subsection 7.8C, with respect to whether cash expenditures made or to be made on any day during a month covered by the Monthly Budget cause net cash usage to exceed the relevant "Cumulative Allowable Cash Usage" amount for such month, shall be calculated and determined on and as of each day during such month".

          1.8 Provision Relating to the Weekly Budget.

          Section 7 of the Credit Agreement is hereby amended by adding the following new subsection 7.16 at the end thereof:

          "7.16 Compliance with Weekly Budget.

                A. Borrowers and their Subsidiaries shall not: (a) make cash expenditures in any week (and shall not withdraw amounts from the Cash Collateral Account to make cash expenditures) of the type which would be classified (consistent with Company's prior reporting to the Lenders) under any of the line items "Principal Paydowns of Recourse Debt", "Ottawa" "Taxes" or "IPP Identified" in the Weekly Budget if such expenditures made after December 14, 2001 would cause cumulative expenditures for the Budget Period through such week which would be classified (consistent with Company's prior reporting to the Lenders) under any such line item to exceed the corresponding cumulative amounts set forth for such week in the Weekly Budget; (b) make cash expenditures in any week (and shall not withdraw amounts from the Cash Collateral Account to make cash expenditures) of the type which would be classified (consistent with Company's prior reporting to the Lenders) under the line items "Professional Fees and Other" or "Existing Facilities (maint. and environ.)" or under any of the disbursement-related line items under the heading "Energy Operations", if such expenditures made after December 14, 2001 would cause cumulative expenditures for the Budget Period through such week which would be classified (consistent with Company's prior reporting to the Lenders) under such line items to exceed the sum of (x) the corresponding cumulative total amount with respect to all such line items set forth for such week in the Weekly Budget and (y) the Operational Expenditure Variance Allowance; (c) make cash expenditures in any week (and shall not withdraw amounts from the Cash Collateral Account to make cash expenditures) if such expenditures made after December 14, 2001 would cause cumulative expenditures for the Budget Period through such week (not including
(x) expenditures which would be classified (consistent with Company's prior reporting to the Lenders) under the line items subject to the restrictions of clause (a) or (b) of this subsection and (y) expenditures which would be classified (consistent with Company's prior reporting to the Lenders) under the line item "Net Anaheim" in the Weekly Budget) to exceed the corresponding cumulative amount of all such expenditures set forth for such week in the Weekly Budget; (d) on or after December 14, 2001, make cash expenditures with respect to any item of a type which would not be classified (consistent with Company's prior reporting to the Lenders) under any of the line items reflected in the Weekly Budget, notwithstanding any other more permissive provision of this Agreement; or (e) permit the actual cash balance in the Cash Collateral Account as of any day during a week covered by the Weekly Budget to be less than the "minimum cash balance" amount set forth for such week in the Weekly Budget.

                B. Borrowers shall deliver to Agents, on December 26, 2001 and December 31, 2001 (in each case prior to withdrawals, if any, from the Cash Collateral Account on each such date), an Officer's Certificate, in form reasonably satisfactory to Agents, containing a certification by the relevant officer and Borrowers that they believe that the projected receipts and expenditures in the Weekly Budget (and the estimates and assumptions which formed the basis for such projections) for the period from the date of delivery of such certificate to the end of the Budget Period are reasonable as of such date.

                C. Notwithstanding anything contained in subsection 6.1(ii) to the contrary, Borrowers shall not be required to prepare and deliver the items described in such subsection to the extent such items would otherwise be required to be delivered during the period from the Third Amendment Effective Date through January 31, 2002.".

          1.9 Provision Relating to Amendments.

          Section 10 of the Credit Agreement is hereby amended by adding at the end thereof the following new subsection 10.26:

          "10.26 Amendments to Subsection 2.2A.

               No amendment, modification, termination or waiver of any provision of this Agreement which would have the effect of (i) obligating a Revolving Lender to make Revolving Loans (other than pursuant to subsection 3.3B) on a Funding Date with the concurrence of Revolving Lenders having or holding less than 80% of the aggregate Revolving Loan Exposure or (ii) changing in any manner this subsection 10.26, shall in any event be effective without the written concurrence of Revolving Lenders having or holding 80% or more of the aggregate Revolving Loan Exposure.".

          1.10 Provisions Relating to Schedules.

          A. Schedule 1.1(e). Schedule 1.1(e) of the Credit Agreement is hereby amended by deleting the references to "$230,000,000" and "$201,000,000" under "Cumulative Allowable Cash Usage" set forth in the Monthly Budget for December 2001 and January 2002, respectively, and substituting therefor "$241,965,000" and "$241,965,000", respectively.

          B. Schedule 6.19. The Credit Agreement is hereby amended by adding thereto a new Schedule 6.19, in the form attached hereto as Annex
A.

          SECTION 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Third Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

          2.1 Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Third Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Third Amendment (the "Amended Agreement").

          2.2 Authorization of Agreements. The execution and delivery of this Third Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Borrower.

          2.3 No Conflict. The execution and delivery by each Loan Party of this Third Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, or the Certificate or Articles of Incorporation or Certificate of Formation or Bylaws or Operating Agreement of any Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "Contractual Obligation"), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent or Collateral Agent on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Subsidiaries.

          2.4 Governmental Consents. The execution and delivery by each Loan Party of this Third Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          2.5 Binding Obligation. This Third Amendment has been duly executed and delivered by each Loan Party, and each of this Third Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          2.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          2.7 Absence of Default. As of the date hereof after giving effect hereto, there exists no Default or Event of Default under the Credit Agreement.

          SECTION 3. ACKNOWLEDGEMENT AND CONSENT

          3.1 Loan Party Acknowledgements. Each Borrower and Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Third Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Third Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

          3.2 Borrower Acknowledgements. Borrowers hereby acknowledge that they have determined, in their business judgment, to explore various possible alternatives for raising and maintaining liquidity, including but not limited to sales of certain Projects or businesses of Borrowers, sales of equity in Company or certain of its Subsidiaries, and other restructuring options. Borrowers hereby further acknowledge (i) that their determination to explore such possible alternatives is a material inducement for each Agent's and each Lender's decision to enter into this Third Amendment, and that the cash permitted to be withdrawn by Borrowers from the Cash Collateral Account or applied from the Cash Management System as a result of this Third Amendment will permit Borrowers to continue to meet their interim cash needs and will accommodate Borrowers' efforts to explore such alternatives, and (ii) that they intend to continue to diligently explore such alternatives.

          SECTION 4. MISCELLANEOUS

          4.1 Covenants. Company hereby covenants and agrees that it shall continue to regularly inform Agents and Lenders (and provide reasonable access to its officers and such of its advisors and consultants as Agents may reasonably request so as to keep the Agents and Lenders informed) on its progress with respect to each of its alternatives for raising and maintaining liquidity and shall continue to promptly provide such financial information, financial projections and other documents and information as Agents may reasonably request from time to time with respect to such alternatives and Company's progress with respect thereto.

          4.2 Mutual Acknowledgement. Borrowers and Lenders hereby acknowledge that the amounts reserved in the Cash Collateral Account for the Balaji and Haripur Projects as of the Closing Date minus the amounts applied to make Investments in such Projects pursuant to subsection 7.3(vi) of the Credit Agreement equals zero.

          4.3 Release. Each Borrower and Subsidiary Guarantor, on behalf of itself, and each of its Subsidiaries (collectively, the "Releasors") hereby releases, remises, acquits and forever discharges Agents, each Lender (in its capacity as a Lender hereunder and as a lender, collateral agent, depository or letter of credit issuer and in any other capacity under or in connection with any Pooled Facility or Opt-Out Facility), each Existing Opt-Out Facility Agent and each Existing Pooled Facility Agent and each of their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, related corporate divisions, participants and assigns (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, setoffs, recoupments, counterclaims, defenses, damages and expenses of any and every character, known or unknown, suspected or unsuspected, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Third Amendment or the Amended Agreement (all of the foregoing hereinafter called the "Released Matters"). Each Releasor acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages suffered or incurred by such Releasor arising in connection with the Released Matters and constitute a complete waiver of any right of setoff or recoupment, counterclaim or defense of any nature whatsoever which arose prior to the date hereof to payment or performance of the Obligations and/or Opt-Out Obligations. Each Releasor represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts, or acts or omissions of the Released Parties which on the date hereof would be the basis of a claim by the Releasors against the Released Parties which is not released hereby. Each Releasor represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of all Released Matters. Releasors have granted this release freely, and voluntarily and without duress.

          4.4 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          A. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          B. Except as specifically amended by this Third Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          C. The execution, delivery and performance of this Third Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          D. Company agrees that any failure to comply with the covenants in this Third Amendment shall be an Event of Default under the Credit Agreement.

          4.5 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Third Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

          4.6 Headings. Section and subsection headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose or be given any substantive effect.

          4.7 Applicable Law. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          4.8 Counterparts; Effectiveness. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Third Amendment shall become effective upon (i) the execution of a counterpart hereof by each Borrower, each Subsidiary Guarantor and Lenders constituting Requisite Lenders, (ii) receipt by each Borrower, Administrative Agent and Documentation Agent of written or telephonic notification of such execution and authorization of delivery thereof, and (iii) payment in full by Borrowers of all outstanding statements of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC and all outstanding statements for reasonable fees, expenses and disbursements of counsel to each of the Lenders that are, in each case, received by Company prior to the date hereof (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date").


                [Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  BORROWERS:

                             COVANTA ENERGY CORPORATION


                             By:  /s/ Scott G. Mackin
                                  -------------------------------------------
                                  Name:
                                  Title:


                             Each of the entities named on Schedule
                             A annexed hereto, as Borrowers

                             By:  /s/ Scott G. Mackin
                                  -------------------------------------------
                                  Name:
                                  Title:

                             Each of the entities named on Schedule B annexed hereto, as Subsidiary Guarantors

                             By:  /s/ Scott G. Mackin
                                  -------------------------------------------
                                  Name:
                                  Title:

                             Each of the entities named on Schedule C annexed hereto, as Subsidiary Guarantors

                             By:  /s/ Scott G. Mackin
                                  -------------------------------------------
                                  Name:
                                  Title:

AGENTS AND LENDERS:



                             BANK OF AMERICA, N.A.,
                             as Administrative Agent, Co-Arranger,
                             Co-Book Runner and as a Lender


                             By: /s/ Michael R. Heredia
                                 --------------------------------------------
                                 Name:
                                 Title:

                             DEUTSCHE BANK AG, NEW YORK BRANCH
                             As Documentation Agent, Co-Arranger,
                             Co-Book Runner and as a Lender


                             By: /s/ Keith C. Braun
                                 --------------------------------------------
                                  Name:
                                  Title:

                             By: /s/ Clark G. Peterson
                                 --------------------------------------------
                                  Name:
                                  Title:

                             ABN AMRO BANK N.V.,
                             as a Lender


                             By:
                                 --------------------------------------------
                                  Name:
                                  Title:

                             By:
                                 --------------------------------------------
                                  Name:
                                  Title:

                             BANK OF MONTREAL,
                             as a Lender


                             By: /s/ Heather Turf
                                ---------------------------------------------
                                  Name:
                                  Title:

                             BANK OF TOKYO-MITSUBISHI (CANADA),
                             as a Lender


                             By:
                                ---------------------------------------------
                                  Name:
                                  Title:

                             BAYERISCHE HYPO-UND VEREINSBANK AG,
                             as a Lender


                             By: /s/ John W. Sweeney
                                ---------------------------------------------
                                  Name:
                                  Title:

                             By: /s/ Michael Novellino
                                ---------------------------------------------
                                  Name:
                                  Title:

                             BNP PARIBAS,
                             as a Lender


                             By:
                                ---------------------------------------------
                                  Name:
                                  Title:

                             By:
                                ---------------------------------------------
                                  Name:
                                  Title:

                             BRYDEN MANAGEMENT CORPORATION IV,
                             as a Lender


                             By:
                                ---------------------------------------------
                                  Name:
                                  Title:

                             CANADIAN IMPERIAL BANK OF COMMERCE,
                             as a Lender


                             By: /s/ Rocco Calarco
                                ---------------------------------------------
                                  Name:
                                  Title:

                             By: /s/ D. C. Smith
                                ---------------------------------------------
                                  Name:
                                  Title:

                             CLARICA LIFE INSURANCE COMPANY,
                             as a Lender


                             By: /s/ Sara M. Alvarado
                                ---------------------------------------------
                                   Name:
                                   Title:

                             COMMERZBANK AG, NEW YORK AND GRAND
                             CAYMAN BRANCHES
                             as a Lender


                             By:
                                ---------------------------------------------
                                  Name:
                                  Title:

                             By:
                                ---------------------------------------------
                                  Name:
                                  Title:

                             CREDIT LYONNAIS CANADA,
                             as a Lender


                             By:
                                ---------------------------------------------
                                  Name:
                                  Title:

                             By:
                                ---------------------------------------------
                                  Name:
                                  Title:

                             CREDIT LYONNAIS NEW YORK BRANCH,
                             as a Lender


                             By:  /s/ James B. Hallock
                                  -------------------------------------------
                                   Name:
                                   Title:

                             CREDIT SUISSE FIRST BOSTON,
                             as a Lender


                             By: /s/ Jan Kofol
                                ---------------------------------------------
                                  Name:
                                  Title:


                             By:  /s/ Sharon M. Meadows
                                 --------------------------------------------
                                   Name:
                                   Title:

                             DRESDNER BANK AG, GRAND CAYMAN BRANCH
                             as a Lender


                             By: /s/ Thomas R. Brady
                                ---------------------------------------------
                                  Name:
                                  Title:

                             By: /s/ Brian Smith
                                ---------------------------------------------
                                  Name:
                                  Title:

                             DRESDNER BANK CANADA,
                             as a Lender


                             By: /s/ David Brandt
                                ---------------------------------------------
                                  Name:
                                  Title:

                             By: /s/ Jane Elliot-Boyd
                                ---------------------------------------------
                                  Name:
                                  Title:

                             FIRST UNION NATIONAL BANK,
                             as a Lender


                             By: /s/ John Kipping
                                ---------------------------------------------
                                  Name:
                                  Title:

                             FLEET NATIONAL BANK,
                             as a Lender


                             By: /s/ Michael F. O'Neill
                                ---------------------------------------------
                                  Name:
                                  Title:

                             HSBC BANK CANADA,
                             as a Lender


                             By: /s/ B. W. Pettit
                                ---------------------------------------------
                                  Name:
                                  Title:

                             By: /s/
                                ---------------------------------------------
                                  Name:
                                  Title:

                             HSBC BANK USA,
                             as a Lender


                             By: /s/ Carol A. Kraus
                                ---------------------------------------------
                                  Name:
                                  Title:

                             IIB BANK [IFSC BRANCH],
                             as a Lender


                             By:  /s/ Siobhan Lynch
                                 --------------------------------------------
                                   Name:
                                   Title:

                             By:  /s/ Paul Naessens
                                 --------------------------------------------
                                   Name:
                                   Title:

                             KBC BANK N.V.,
                             as a Lender


                             By:  /s/ Robert Snauffer
                                  -------------------------------------------
                                   Name:
                                   Title:

                             By:  /s/ S. Kurtz Barkley
                                  -------------------------------------------
                                   Name:
                                   Title:

                             LANDESBANK HESSEN-THURINGEN GIROZENTRALE, as a Lender


                             By:
                                  -------------------------------------------
                                   Name:
                                   Title:


                              By:
                                  -------------------------------------------
                                   Name:
                                   Title:

                             NATIONAL WESTMINSTER BANK PLC, New York and/or Nassau Branch as a Lender


                             By:  /s/ Graeme Hunter
                                  -------------------------------------------
                                   Name:
                                   Title:

                             ROYAL BANK OF SCOTLAND PLC,
                             as a Lender


                             By:  /s/ Graeme Hunter
                                  -------------------------------------------
                                   Name:
                                   Title:

                             S.C. STORMONT CORPORATION
                             as a Lender


                             By:
                                ---------------------------------------------
                                  Name:
                                  Title:

                             SANPAOLO IMI S.p.A.,
                             as a Lender


                             By: /s/ Carlo Persico
                                 --------------------------------------------
                                  Name:
                                  Title:

                             By: /s/ Robert Wurster
                                 --------------------------------------------
                                  Name:
                                  Title:

                             SOCIETE GENERALE,
                             as a Lender


                             By: /s/ Gordon R. Eadon
                                 --------------------------------------------
                                  Name:
                                  Title:

                             SUNTRUST BANK,
                             as a Lender


                             By:
                                 --------------------------------------------
                                   Name:
                                   Title:

                             THE BANK OF NEW YORK,
                             as a Lender


                             By:
                                 --------------------------------------------
                                  Name:
                                  Title:

                             THE BANK OF NOVA SCOTIA,
                             as a Lender


                             By: /s/ Joseph J. Farricielli, Jr.
                                ---------------------------------------------
                                  Name:
                                  Title:

                             JPMORGAN CHASE BANK
                             (formerly The Chase Manhattan Bank),
                             as a Lender


                             By: /s/ Michael Lancia
                                 --------------------------------------------
                                  Name:
                                  Title:

                             THE DAI-ICHI KANGYO BANK, LIMITED,
                             Los Angeles Agency
                             as a Lender


                             By:
                                 --------------------------------------------
                                   Name:
                                   Title:

                             THE DAI-ICHI KANGYO BANK, LIMITED
                             NEW YORK BRANCH,
                              as a Lender


                             By:
                                 --------------------------------------------
                                   Name:
                                   Title:

                             THE FUJI BANK, LIMITED,
                             as a Lender

                             By:
                                 --------------------------------------------
                                  Name:
                                  Title:

                             THE HUNTINGTON NATIONAL BANK,
                             as a Lender


                             By: /s/ Thomas P. Krumel
                                ---------------------------------------------
                                  Name:
                                  Title:

                             THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY, as a Lender


                             By:
                                 --------------------------------------------
                                   Name:
                                   Title:

                             THE SANWA BANK, LIMITED, NEW YORK BRANCH as a Lender


                             By:
                                 --------------------------------------------
                                   Name:
                                   Title:

                             SUMITOMO MITSUI BANKING CORPORATION OF CANADA, as a Lender


                             By:
                                 --------------------------------------------
                                  Name:
                                  Title:

                             THE SUMITOMO TRUST & BANKING CO., LTD. NY BRANCH, as a Lender


                             By:
                                 --------------------------------------------
                                  Name:
                                  Title:

                             THE TOKAI BANK, LIMITED - NEW YORK BRANCH, as a Lender


                             By:
                                 --------------------------------------------
                                   Name:
                                   Title:

                             THE TORONTO-DOMINION BANK,
                             as a Lender


                             By: /s/ Mark A. Baird
                                 --------------------------------------------
                                   Name:
                                   Title:

                             THE TORONTO-DOMINION BANK,
                             as a Lender


                             By:
                                 --------------------------------------------
                                  Name:
                                  Title:

                             UBS AG,
                             as a Lender


                             By:
                                 --------------------------------------------
                                   Name:
                                   Title:



                             By:
                                 --------------------------------------------
                                  Name:
                                  Title:

                             U.S. BANK NATIONAL ASSOCIATION
                             (formerly known as Firstar Bank, N.A.),
                                            as a Lender


                             By: /s/ Alan R. Milster
                                ---------------------------------------------
                                  Name:
                                  Title:

                             WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                             as a Lender


                             By: /s/ Salvatore Battinetti
                                 --------------------------------------------
                                  Name:
                                  Title:

                             By: /s/ Walter T. Duffy III
                                 --------------------------------------------
                                  Name:
                                  Title:

                                                                      Schedule A


OTHER BORROWERS

1.   Covanta Acquisition, Inc.
2.   Covanta Bessemer, Inc.
3.   Covanta Cunningham Environmental Support, Inc.
4.   Covanta Geothermal Operations Holdings, Inc.
5.   Covanta Imperial Power Services, Inc.
6.   Covanta Oahu Waste Energy Recovery, Inc.
7.   Covanta Energy Americas, Inc.
8.   Covanta Energy Construction, Inc.
9.   Covanta Energy Group, Inc.
10.  Covanta Energy Resource Corp.
11.  Covanta Energy Sao Jeronimo, Inc.
12.  Covanta Energy West, Inc.
13.  Covanta Energy International, Inc.
14.  Covanta Energy Services, Inc.
15.  Covanta Equity of Stanislaus, Inc.
16.  Covanta Financial Services, Inc.
17.  Covanta Geothermal Operations, Inc.
18.  Covanta Haverhill Properties, Inc.
19.  Covanta Hydro Energy, Inc.
20.  Covanta Hydro Operations West, Inc.
21.  Covanta Haverhill, Inc.
22.  Covanta Huntington Resource Recovery One Corp.
23.  Covanta Huntington Resource Recovery Seven Corp.
24.  Covanta Long Island, Inc.
25.  Covanta Oil & Gas, Inc.
26.  Covanta Omega Lease, Inc.
27.  Covanta Onondaga Five Corp.
28.  Covanta Onondaga Four Corp.
29.  Covanta Onondaga Three Corp.
30.  Covanta Onondaga Two Corp.
31.  Covanta Onondaga, Inc.
32.  Covanta Onondaga Operations, Inc.
33.  Covanta OPWH, Inc.
34.  Covanta Power Development, Inc.
35.  Covanta Power Development of Bolivia, Inc.
36.  Covanta Power Equity Corporation
37.  Covanta Power International Holdings, Inc.
38.  Covanta Projects, Inc.
39.  Covanta RRS Holdings Inc.
40.  Covanta SIGC Geothermal Operations, Inc.
41.  Covanta Stanislaus, Inc.
42.  Covanta Systems, Inc.
43.  Covanta Waste Solutions, Inc.
44.  Covanta Waste to Energy of Italy, Inc.
45.  Covanta Waste to Energy, Inc.
46.  Covanta Secure Services USA, Inc.
47.  Covanta Secure Services, Inc.
48.  Covanta Water Holdings, Inc.
49.  Covanta Water Systems, Inc.
50.  Covanta Water Treatment Services, Inc.
51.  DSS Environmental, Inc.
52.  Haverhill Power, Inc.
53.  Honolulu Resource Recovery Venture
54.  LMI, Inc.
55.  Michigan Waste Energy, Inc.
56.  New Martinsville Hydro-Operations Corporation
57.  OFS Equity of Alexandria/Arlington, Inc.
58.  OFS Equity of Babylon, Inc.
59.  OFS Equity of Delaware, Inc.
60.  OFS Equity of Huntington, Inc.
61.  OFS Equity of Indianapolis, Inc.
62.  OFS Equity of Stanislaus, Inc.
63.  Ogden Engineering Services, Inc.
64.  Ogden Environmental & Energy Services Co., Inc.
65.  Ogden Hydro Operations, Inc.
66.  Ogden Management Services, Inc.
67.  Ogden Marion Land Corp.
68.  Ogden Martin Operations of Union LLC
69.  Ogden Martin Systems of Alexandria/Arlington, Inc.
70.  Ogden Martin Systems of Bristol, Inc.
71.  Ogden Martin Systems of Fairfax, Inc.
72.  Ogden Martin Systems of Hillsborough, Inc.
73.  Ogden Martin Systems of Huntsville, Inc.
74.  Ogden Martin Systems of Kent, Inc.
75.  Ogden Martin Systems of Lancaster, Inc.
76.  Ogden Martin Systems of Lee, Inc.
77.  Ogden Martin Systems of Marion, Inc.
78.  Ogden Martin Systems of Montgomery, Inc.
79.  Ogden Martin Systems of Northwest Puerto Rico, Inc.
80.  Ogden Martin Systems of Pasco, Inc.
81.  Ogden Plant Services of New Jersey, Inc.
82.  Ogden Projects of Hawaii, Inc.
83.  Ogden Services Corp.
84.  Ogden Wallingford Associates, Inc.
85.  Ogden Water Systems of Key Largo, Inc.
86.  Ogden Water Systems of Tampa Bay, Inc.
87.  OMS Equity of Alexandria/Arlington, Inc.
88.  OPI Quezon Inc.
89.  OPW Associates, Inc.
90.  Resource Recovery Systems of Connecticut, Inc.
91.  Three Mountain Operations, Inc.

                                                                      Schedule B

Kansas City International Fueling Facilities Corporation
LaGuardia Fuel Facilities Corporation
Lambert Field Fueling Facilities Corporation
Lenzar Electro-Optics, Inc.
Love Field Fueling Facilities Corporation
Newark Automotive Fuel Facilities Corporation
Ogden Allied Maintenance Corporation
Ogden Allied Maintenance Securities, Inc.
Ogden Allied Payroll Services, Inc.
Ogden Attractions, Inc.
Ogden Aviation Distributing Corporation
Ogden Aviation Fueling Company of Houston, Inc.
Ogden Aviation Fueling Company of St. Louis, Inc.
Ogden Aviation Fueling Company of Texas, Inc.
Ogden Aviation Fueling Company of Virginia, Inc.
Ogden Aviation Fueling Company, Inc.
Ogden Aviation Service Company of Colorado, Inc.
Ogden Aviation Service Company of Kansas City, Inc.
Ogden Aviation Service Company of New Jersey, Inc.
Ogden Aviation Service Company of New York, Inc.
Ogden Aviation Service Company of Pennsylvania, Inc.
Ogden Aviation Service International Corporation
Ogden Aviation Services of Puerto Rico, Inc.
Ogden Aviation Services, Inc.
Ogden Aviation, Inc.
Ogden Cargo Spain, Inc. (Delaware Corporation)
Ogden Central and South America, Inc.
Ogden Facility Holdings Incorporated
Ogden Film and Theatre, Inc.
Ogden Firehole Entertainment Corp.
Ogden International Europe, Inc.
Ogden New York Services, Inc.
Philadelphia Fuel Facilities Corporation
Ogden Film and Theater, Inc.

         Schedule C

J.R. Jack's Construction Corporation
Ogden Constructors, Inc.
Covanta Huntington, Inc.

ANNEX A